UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas (Address of Principal Executive Offices)		77008-1044 (Zip Code)

Registrant’s Telephone Number, including Area Code: (713)880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Opinion of Vinson & Elkins L.L.P.
Opinion of Vinson & Elkins L.L.P.
Second Amended and Restated Admin. Services Agreement

Item 1.01 Entry into a Material Definitive Agreement.

     On October 22, 2004, Enterprise Products Partners L.P. (“Enterprise”), EPCO, Inc. (“EPCO”), Enterprise Products Operating L.P. (“OLP”), Enterprise Products GP, LLC (the “General Partner”) and Enterprise Products OLPGP, Inc. (“OLPGP”) executed the Second Amended and Restated Administrative Services Agreement, effective as of October 1, 2004 (the “Amended Agreement”), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

     Pursuant to the Amended Agreement (and prior to the amendment thereof), EPCO provides administrative, management and operating services to the Partnership Entities (defined as Enterprise, the General Partners, OLP and any affiliate controlled by any of them), and the Partnership Entities reimburse EPCO for all of its costs and expenses that are directly or indirectly related to the business or activities of the Partnership Entities. EPCO owns indirectly an 85.595% membership interest in the General Partner, which is the general partner of Enterprise. EPCO and its affiliates also own indirectly 35.1% of the outstanding Common Units of Enterprise. Enterprise owns 100% of the equity interests in OLP and OLPGP, which is the general partner of OLP.

     The Amended Agreement effectuated the following changes to the First Amended and Restated Administrative Services Agreement:

(i)	the name of the party, Enterprise Products Company, was changed to EPCO, Inc.;

(ii)	certain provisions which are no longer applicable were deleted;

(iii)	certain authority was given to the Audit and Conflicts Committee of the Board of Directors of the General Partner (the “Audit and Conflicts Committee”) with respect to oversight and dispute resolution; and

(iv)	clarifying language was added in various places.

     Language was added to Section 2.2 of the Amended Agreement to clarify that the Partnership Entities shall pay all sales, use, excess, value added or similar taxes with respect to the services provided to the Partnership Entities by EPCO (the “EPCO Services”).

     Language was added to Section 2.3 of the Amended Agreement to provide that the Audit and Conflicts Committee would resolve any dispute relating to the EPCO Services or the calculation of the amounts payable by the Partnership Entities for such EPCO Services. The Audit and Conflicts Committee was also given oversight over the allocation of expenses incurred by EPCO between EPCO and the Partnership Entities.

     Article III of the Amended Agreement was revised to eliminate all references to the license granted from EPCO to the Partnership Entities with respect to the use of the Enterprise name and mark (the “Name and Mark”), because effective as of June 21, 2004, EPCO assigned the Name and Mark to Enterprise GP, and effective as of October 1, 2004, Enterprise GP assigned the Name and Mark to OLP. OLP further agreed to reimburse EPCO for the cost of removing the Name and Mark from EPCO’s trucks over a five-year period.

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     Section 5.1 was deleted from the Amended Agreement. That Section prohibited EPCO from engaging in any Restricted Activity (which was defined as the types of businesses and activities engaged in by the Partnership Entities as of May 31, 1998), unless the Partnership Entities permitted EPCO to engage in such activities. In lieu thereof, a new Section 5.4 was added, which prohibits EPCO from acquiring any business or assets that are in the same or similar line of business then being conducted by the Partnership Entities or in a line of business that would be a natural extension of any business then being conducted by a Partnership Entity without first offering such opportunity to Enterprise through the Board of Directors of the General Partner.

     A new Section 5.3 was added to the Amended Agreement which provides that if EPCO ever fails to pay any employee providing EPCO Services to the Partnership Entities, the Partnership Entities may pay such employee directly. In addition, the Partnership Entities shall have the right, upon 90 days notice to EPCO, to terminate the portion of the Amended Agreement relating to the EPCO Services and to employ any or all of EPCO’s employees providing such services directly.

     A number of other changes were made in the Amended Agreement (all of which in the aggregate are immaterial) for the purpose of updating certain information and definitions and providing consistency with the above described changes.

Item 8.01 Other Events.

     On October 26, 2004, the holder of the Series F2 Convertible Units (the “Series F2 Units”) of GulfTerra Energy Partners, L.P. (“GulfTerra”) exercised its right to convert 60 of the 80 outstanding Series F2 Units into 1,458,434 Common Units of the Partnership (“Common Units”). The Series F2 Units, which had been convertible into GulfTerra Series A common units prior to the merger of GulfTerra with a subsidiary of the Partnership on September 30, 2004, became convertible into Common Units pursuant to the Assumption Agreement, dated September 30, 2004, between the Partnership and GulfTerra. The Assumption Agreement is filed as Exhibit 4.4 to the Partnership’s Current Report on Form 8-K/A filed with the Commission on October 5, 2004. The Common Units issuable in connection with conversion of the Series F2 Units will be issued under the Partnership’s Prospectus Supplement dated October 22, 2004, to the prospectus included in its Form S-3 Registration Statement (Reg. No. 333-102778). Closing of the conversion of the Series F2 Units and the issuance and sale of the Common Units thereunder will occur on October 29, 2004, pursuant to which the Partnership will receive net proceeds from the holder of the Series F2 Units of approximately $29.1 million, after payment of a placement agency fee of $0.9 million to Raymond James & Associates (representing a conversion price of $20.57 per Common Unit). The Partnership will also receive a contribution of approximately $0.6 million from its general partner in order for the general partner to maintain its 2% interest in the Partnership. Certain Exhibits to this Current Report on Form 8-K are being filed because they are required to be filed as Exhibits to the above Registration Statement.

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Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
1.1	Placement Agency Agreement, dated May 16, 2003, between Raymond James & Associates, Inc. and GulfTerra Energy Partners, L.P. (incorporated by reference to Exhibit 1.B to Current Report on Form 8-K of GulfTerra Energy Partners, L.P. filed with the Commission on May 19, 2003, SEC File. No. 001-11680).

4.1	Assumption Agreement dated as of September 30, 2004 between Enterprise Products Partners L.P. and GulfTerra Energy Partners, L.P. relating to the assumption by Enterprise of GulfTerra’s obligations under the GulfTerra Series F2 Convertible Units (incorporated by reference to Exhibit 4.4 to Enterprise Products Partners L.P.’s Current Report on Form 8-K/A filed with the Commission on October 5, 2004).

4.2	Statement of Rights, Privileges and Limitations of Series F Convertible Units, included as Annex A to Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of GulfTerra Energy Partners, L.P., dated May 16, 2003 (incorporated by reference to Exhibit 3.B.3 to Current Report on Form 8-K of GulfTerra Energy Partners, L.P., file no. 001-11680, filed with the Commission on May 19, 2003).

4.3	Unitholder Agreement between GulfTerra Energy Partners, L.P. and Fletcher International, Inc. dated May 16, 2003 (incorporated by reference to Exhibit 4.L to Current Report on Form 8-K of GulfTerra Energy Partners, L.P., file no. 001-11680, filed with the Commission on May 19, 2003).

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P.

10.1	Second Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC and Enterprise Products OLPGP, Inc., dated effective as of October 1, 2004.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC,
its General Partner

Date: October 27, 2004		By:	/s/ Michael J. Knesek

			Name:	Michael J. Knesek
			Title:	Vice President, Controller and Principal Accounting Officer of EnterpriseProducts GP, LLC

Signature Page

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Placement Agency Agreement, dated May 16, 2003, between Raymond James & Associates, Inc. and GulfTerra Energy Partners, L.P. (incorporated by reference to Exhibit 1.B to Current Report on Form 8-K of GulfTerra Energy Partners, L.P. filed with the Commission on May 19, 2003, SEC File. No. 001-11680).

4.1	Assumption Agreement dated as of September 30, 2004 between Enterprise Products Partners L.P. and GulfTerra Energy Partners, L.P. relating to the assumption by Enterprise of GulfTerra’s obligations under the GulfTerra Series F2 Convertible Units (incorporated by reference to Exhibit 4.4 to Enterprise Products Partners L.P.’s Current Report on Form 8-K/A filed with the Commission on October 5, 2004).

4.2	Statement of Rights, Privileges and Limitations of Series F Convertible Units, included as Annex A to Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of GulfTerra Energy Partners, L.P., dated May 16, 2003 (incorporated by reference to Exhibit 3.B.3 to Current Report on Form 8-K of GulfTerra Energy Partners, L.P., file no. 001-11680, filed with the Commission on May 19, 2003).

4.3	Unitholder Agreement between GulfTerra Energy Partners, L.P. and Fletcher International, Inc. dated May 16, 2003 (incorporated by reference to Exhibit 4.L to Current Report on Form 8-K of GulfTerra Energy Partners, L.P., file no. 001-11680, filed with the Commission on May 19, 2003).

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P.

10.1	Second Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC and Enterprise Products OLPGP, Inc., dated effective as of October 1, 2004.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).